UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☒
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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Pursuant to §240.14a-12

(Name of Registrant as Specified In Its Charter)
Time Warner Inc.
(Name of Registrant as Specified In Its Charter)

Icahn Partners LP
Icahn Partners Master Fund LP
American Real Estate Partners, L.P.
Carl C. Icahn
Franklin Mutual Advisers, LLC
JANA Partners LLC
JANA Master Fund, Ltd.
S.A.C. Capital Advisors, LLC
S.A.C. Capital Associates, LLC
Frank J. Biondi, Jr.
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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        On February 7, 2006, a press release regarding the report on Time Warner Inc. that was prepared by Lazard and delivered to the Icahn Group (the "Lazard Report") was issued. A copy of the press release is filed herewith as Exhibit 2.

        On February 7, 2006, the Lazard Report was posted to the following Web site: http://www.enhancetimewarner.com. A copy of the Lazard Report is filed herewith as Exhibit 3.

        On February 7, 2006 a press release summarizing the Lazard Report that was prepared by Lazard and delivered to the Icahn Group was issued. A copy of the press release is filed herewith as Exhibit 4.

        On February 7, 2006 various soliciting materials were used by the Icahn Group and Lazard in connection with a press conference relating to the release of the Lazard Report and held by the Icahn Group and Lazard. Copies of such materials are filed herewith as Exhibit 5.

        On February 7, 2006, various other soliciting materials were posted to http://www.enhancetimewarner.com. Copies of such materials are filed herewith as Exhibit 6.

        SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY ICAHN PARTNERS LP, ICAHN PARTNERS MASTER FUND LP, AMERICAN REAL ESTATE PARTNERS, L.P., FRANKLIN MUTUAL ADVISERS, LLC, JANA PARTNERS LLC, JANA MASTER FUND, LTD., S.A.C. CAPITAL ADVISORS, LLC, S.A.C. CAPITAL ASSOCIATES, LLC, FRANK J. BIONDI, JR. AND CERTAIN OF THEIR RESPECTIVE AFFILIATES FROM THE STOCKHOLDERS OF TIME WARNER INC. FOR USE AT ITS ANNUAL MEETING WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO STOCKHOLDERS OF TIME WARNER INC. AND WILL BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV. INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION IS CONTAINED IN EXHIBIT 1 HERETO. INFORMATION INDICATED HEREIN AS HAVING BEEN OBTAINED FROM THIRD PARTIES IS USED WITHOUT ANY EXPRESS CONSENT OF SUCH THIRD PARTIES AND SHOULD NOT BE VIEWED AS INDICATING THE SUPPORT OF SUCH PERSON FOR THE VIEWS EXPRESSED HEREIN.